STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

Supplement dated October 12, 2007 to Statement of Additional Information dated April 1, 2007

The following paragraph is added to page 32:

Mr. Cline, Chairman of the Board of Northern Institutional Funds, will retire from the Board pursuant to the retirement provisions of Northern Institutional Funds’ by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel will become Chairman of the Board of Northern Institutional Funds.

The information with regard to Mr. Stuart Schuldt on page 35 is removed and replaced with the following:

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

The title of the second column in the charts under the section “Accounts Managed by the Portfolio Managers” beginning on page 54 is removed and replaced with the title “Total Assets.”